Exhibit 10(e)

CONFIDENTIAL TREATMENT:

CLIFFS  NATURAL  RESOURCES  INC.  HAS  REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE AFFORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TO

THE AMENDED AND RESTATED

PELLET SALE AND PURCHASE AGREEMENT

This Amendment is effective as of February 25, 2011 (“Amendment”) by and among SEVERSTAL NORTH AMERICA, INC. (now known as SEVERSTAL DEARBORN, LLC), a Delaware limited liability company (“Severstal”), CLIFFS SALES COMPANY, an Ohio corporation (“Sales”), THE CLEVELAND-CLIFFS IRON COMPANY (“Iron”) and CLIFFS MINING COMPANY (“Mining”, and collectively with Iron and Sales, “Cliffs”). Severstal and Cliffs are individually referred to herein as a “Party” and together as the “Parties”.

BACKGROUND

The Parties are currently operating under and pursuant to that certain Amended and Restated Pellet Sale and Purchase Agreement dated January 1, 2006 (the “Original Agreement”) as amended by (i) that certain Term Sheet dated April 29, 2008 (the “2008 Term Sheet”), (ii) that certain Term Sheet dated June 19, 2009 (the “2009 Term Sheet”) and (iii) that certain First Amendment to the Term Sheet Dated June 19, 2009 (the “2009 Amendment”) (the three documents described in items (i) through (iii) shall collectively be referred to as the “Terms Sheets”). The Original Agreement as modified by the Term Sheets is referred to herein as (the “Current Agreement”).

The Parties now desire to amend certain of the terms of that Current Agreement by this Amendment with the ultimate intent of signing a new Amended and Restated Pellet Sale and Purchase Agreement that incorporates the new agreement of the Parties as expressed in the Original Agreement, the Term Sheets and this Amendment.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Amendments.

(a) Section 5(d)(i) of the Current Agreement shall be and hereby is amended by adding to the end of that section the following language: **** .

For the year 2011, and for each year thereafter through and including the year 2022, the reference prices ****.

CONFIDENTIAL TREATMENT:

CLIFFS  NATURAL  RESOURCES  INC.  HAS  REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY ASTERISKS, BE AFFORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934. CLIFFS NATURAL RESOURCES INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) In the 2008 Term Sheet, the first two sentences in the Third Paragraph thereof under the Volume Section shall be deleted and replaced with the following language:

“For the years 2010 through and including 2022, Cliffs shall supply to Severstal and Severstal shall purchase from Cliffs 100% of Severstal’s blast furnace pellet requirements, ****.

2. Consolidation of Agreements. The Parties further agree that (i) they shall conform this provisions of this Amendment, and the terms of previously executed term sheets, which have not been overridden by subsequent term sheets, with the Original Agreement in order to create one definitive agreement between the parties hereto, and (ii) such definitive agreement shall be completed and executed on or before December 1, 2011.

3. Savings Provision. Except as expressly modified by this Amendment, all terms and provisions of the Original Agreement and the Term Sheets shall remain in full force and effect.

4. Governing Law. This Amendment shall be governed by Michigan law.

5. Counterparts and Signature. This Amendment may be executed in counterpart, each of which shall be regarded as an original but together the counterparts shall constitute a single binding agreement. Any signature to this Agreement delivered via facsimile, electronic mail, or in .pdf format shall be deemed an original for all purposes.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

SEVERSTAL DEARBORN, LLC fka SEVERSTAL NORTH AMERICA, INC.		CLIFFS SALES COMPANY

By:	/s/ Mikhail Smirnov	By:	/s/ Donald J. Gallagher
Name:	Mikhail Smirnov	Name:	Donald J. Gallagher
Title:	Vice President of Purchasing	Title:	President

THE CLEVELAND - CLIFFS IRON COMPANY

		By:	/s/ David B. Blake
		Name:	David B. Blake
		Title:	President

CLIFFS MINING COMPANY

		By:	/s/ Donald J. Gallagher
		Name:	Donald J. Gallagher
		Title:	President

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